Exhibit 99.2

SECURITY HOLDINGS OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the beneficial ownership of the common stock of HomeStreet, Inc. (the “Company”) as of January 25, 2018 by each director, including director nominees, and the executive officers of the Company.

Name of Beneficial Owner	Shares Beneficially Owned[1]	Percentage of Shares Beneficially Owned
Darrell van Amen, Executive Vice President, Chief Investment Officer & Treasurer[2]	149,062.702	*
Richard W.H. Bennion, Executive Vice President[3]	72,289.455	*
Scott M. Boggs, Lead Independent Director[4]	18,971.4	*
Rose Marie David, Senior Executive Vice President & Mortgage Lending Director (HomeStreet Bank)[5]	23,442	*
David A. Ederer, Director[6]	38,601.6	*
William D. Endresen, Executive Vice President, Commercial Real Estate and Commercial Capital President (HomeStreet Bank)[7]	7,324.469	*
Godfrey B. Evans, Executive Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary[8]	142,909	*
Troy Harper, Executive Vice President, Chief Information Officer[9]	703	*
Victor H. Indiek, Director[10]	9,543.567	*
Jay C. Iseman, Executive Vice President, Chief Risk Officer and Chief Credit Officer[11]	146,372	*
Thomas E. King, Director[12]	17,255	*
George “Judd” Kirk, Director[13]	16,508.4	*
Paulette Lemon, Executive Vice President, Retail Banking Director (HomeStreet Bank)[14]	14,022.432	*
Mark K. Mason, Chairman, President & Chief Executive Officer[15]	150,450	*
Mark R. Patterson, Director[16]	90,000	*
Mark R. Ruh, Executive Vice President, Chief Financial Officer[17]	2,557	*
Edward Schultz, Executive Vice President, Director of Commercial Banking (HomeStreet Bank)[18]	5,439	*
Douglas I. Smith, Director[19]	66,113	*
David H. Straus, Senior Executive Vice President, Commercial Banking (HomeStreet Bank)[20]	14,281	*
Pamela J. Taylor, Executive Vice President, Human Resources Director[21]	49,554.194	*
Mary L. Vincent, Executive Vice President, Chief Risk Officer[22]	40,048.956	*
Donald R. Voss, Director[23]	7,035	*

*    Less than 1%

1
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number and percentage of shares of the Company’s common stock beneficially owned by a person, shares of the Company’s common stock subject to outstanding restricted stock, restricted stock units (“RSUs”) that are scheduled to vest within 60 days of January 25, 2018, the target amount of performance stock units ("PSUs") that are expected to vest within 60 days of January 25, 2018, and options held by that person that are currently exercisable or exercisable within 60 days of January 25, 2018 are deemed outstanding for computing the percentage ownership of the person holding such restricted stock, RSUs, PSUs and options but are not deemed to be outstanding for purposes of computing the percentage for any other person. As of January 25, 2017, a total of 26,892,122.6 shares of the Company’s common stock were issued and outstanding. The inclusion of any shares as deemed beneficially owned does not constitute an admission of beneficial ownership by the named shareholder. Unless otherwise indicated, we believe that each of the shareholders listed has sole voting and investment power with respect to their beneficially owned shares of our common stock.

2
Includes (i) 2,286.702 shares owned indirectly through the Company’s 401(k) Savings Plan, over which Mr. Amen has voting control, (ii) 54,760 shares issuable on exercise of fully vested options, (iii) 903 shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 29, 2015, (iv) 1,004 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (v) 821 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017 and (vi) 2,709 shares representing the target number of shares pursuant to a PSU granted on January 29, 2015 that are expected to be issued in March 2018 following the certification by the Board of Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 4,064 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award.

3
Includes (i) 21,821 shares held as co-trustee with Diane Bennion for the Bennion Revocable Living Trust dated 12/19/2002, (ii) 0.055 share owned indirectly through the Company’s 401(k) Savings Plan, over which Mr. Bennion has voting control, (iii) 19,372 shares issuable on exercise of fully vested options, (iv) 339 shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 29, 2015, (v) 298 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (vi) 230 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017 and (vii) 1,017 shares representing the target number of shares pursuant to a PSU granted on January 29, 2015 that are expected to be issued in March 2018 following the certification by the Board of Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 1,526 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award . Mr. Bennion shares voting and investment power over the shares held in the Bennion Revocable Living Trust.

4	Includes 6,400 shares owned jointly with Patricia Boggs, Mr. Boggs’ spouse. Mr. Boggs shares voting and investment power over the jointly owned shares.

5
Includes (i) 377 shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 29, 2015, (ii) 331 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (iii) 248 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017 and (iv) 1,131 shares representing the target number of shares pursuant to a PSU granted on January 29, 2015 that are expected to be issued in March 2018 following the certification by the Board of Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 1,697 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award.

6	Includes (i) 1,000 shares held as sole trustee for the Alicia Ruth Apple Trust dated 8/14/1992 and (ii) 1,000 shares held as sole trustee for Lucas James Apple Trust dated 8/14/1992.

7
Includes (i) 447.469 shares owned indirectly through the Company’s 401(k) Savings Plan, over which Mr. Endresen has voting control, (ii) 1,022 shares to be issued on February 27, 2018 upon the partial vesting of RSUs granted on February 27, 2015, (iii) 876 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (iv) 743 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017 and (v) 3,066 shares representing the target number of shares pursuant to a PSU granted on February 27, 2015 that are expected to be issued in March 2018 following the certification by the Board of Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 4,599 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award.

8
Includes (i) 48,432 issuable on exercise of fully vested options, (ii) 929 shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 29, 2015, (iii) 945 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (iv) 752 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017 (v) 1,880 shares to be issued on March 8, 2018 upon the partial vesting of RSUs granted on March 8, 2017 and (vi) 2,787 shares representing the target number of shares pursuant to a PSU granted on January 29, 2015 that are expected to be issued in March 2018 following the certification by the Board of

Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 4,181 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award.

9	Represents shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 26, 2017.

10	Includes 6,404 shares held as sole trustee of the Indiek Family Trust U/A/D 5/04/1989.

11
Includes (i) 48,432 shares issuable on exercise of fully vested options, (ii) 828 shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 29, 2015, (iii) 1,004 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (iv) 710 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017, (v) 1,880 shares to be issued on March 8, 2018 upon the partial vesting of RSUs granted on March 8, 2017 and (vi) 2,484 shares representing the target number of shares pursuant to a PSU granted on January 29, 2015 that are expected to be issued in March 2018 following the certification by the Board of Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 3,726 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award.

12	Includes 16,952 shares owned indirectly through the Thomas E. King Living Trust, of which he is the sole trustee and beneficiary.

13	Includes 6,488.4 shares held jointly with Barbara Kirk, Mr. Kirk’s spouse. Mr. Kirk shares voting and investment power over the jointly owned shares.

14
Includes (i) 3,229 shares issuable on exercise of fully vested options, (ii) 2,401.232 shares owned indirectly through the Company’s 401(k) Savings Plan, over which Ms. Lemon has voting control, (iii) 294 shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 29, 2015, (iv) 614 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (v) 529 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017 and (vi) 882 shares representing the target number of shares pursuant to a PSU granted on January 29, 2015 that are expected to be issued in March 2018 following the certification by the Board of Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 1,323 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award.

15
Includes (i) 2,821 shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 29, 2015, (ii) 3,409 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (iii) 3,015 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017, (iv) 3,760 shares to be issued on March 8, 2018 upon the partial vesting of RSUs granted on March 8, 2017 and (v) 8,463 shares representing the target number of shares pursuant to a PSU granted on January 29, 2015 that are expected to be issued in March 2018 following the certification by the Board of Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 12,695 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award.

16
Shares are held by the Mark & Michele Patterson Family Trust U/A dated 8/23/2010, of which Mr. Patterson is a trustee. Mr. Patterson shares voting and investment power over shares held in the Mark & Michele Patterson Family Trust.

17	Includes 557 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017.

18	Includes 766 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017.

19	Includes 56,300 shares held jointly with Ann Smith, Mr. Smith’s spouse. Mr. Smith shares voting and investment power over the jointly owned shares.

20
Includes (i) 977 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016 and (ii) 753 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017.

21
Includes (i) 891.794 shares owned indirectly through the Company’s 401(k) Savings Plan, over which Ms. Taylor has voting control, (ii) 11,624 shares issuable on exercise of fully vested options, (iii) 377 shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 29, 2015, (iv) 670 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (v) 543 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017, (vi) 1,131 shares representing the target number of shares pursuant to a PSU granted on January 29, 2015 that are expected to be issued in March 2018 following the certification by the Board of Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 1,697 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award.

22	Includes (i) 8,459.156 shares owned through the Company's 401(k) Savings Plan, over which Ms. Vincent has voting control, (ii) 7,748 shares issuable on exercise of fully vested options, (iii) 395 shares to be issued on January 29, 2018 upon the partial vesting of RSUs granted on January 29, 2015, (iv) 358 shares to be issued on January 28, 2018 upon the partial vesting of RSUs granted on January 28, 2016, (v) 278 shares to be issued on January 26, 2018 upon the partial vesting of RSUs granted on January 26, 2017 and (vi) 1,185 shares representing the target number of shares pursuant to a PSU granted on January 29, 2015 that are expected to be issued in March 2018 following the certification by the Board of Directors of achievement of certain performance measures over the prior three year period. The maximum number of shares that can be issued under this PSU is 1,778 shares, however, the actual number of shares to be issued under the PSU cannot be determined prior to the vesting of such award.

23	Includes 1,000 shares held as sole trustee for the Voss Family Trust.